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                              PLATO LEARNING, INC.

                              2,000,000 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                    May __, 2001


JEFFERIES & COMPANY, INC.
THINKEQUITY PARTNERS
WR HAMBRECHT
  As Representatives of the Several Underwriters
c/o Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, California 90025
Dear Sirs:

         PLATO Learning, Inc., a Delaware corporation (the "Company") hereby confirms its agreement with the underwriters named in Schedule I hereto (the "Underwriters"), for which you are acting as representatives (the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters of 2,000,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value (the "Common Stock"). The Company has also agreed to sell up to an aggregate of 300,000 shares (the "Additional Shares") of Common Stock to cover over-allotments, if any. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

         You have advised us that, subject to the terms and conditions herein contained, you desire to purchase the Firm Shares and that you propose to make a public offering of the Firm Shares as soon as you deem advisable after the Registration Statement referred to below becomes effective.

         The terms that follow, when used in this Agreement, shall have the meanings indicated. "Preliminary Prospectus" shall mean each prospectus subject to completion included in the Company's registration statement on Form S-3 referred to in Section 1(a)(i) below or any amendment or post-effective amendment thereto (including the prospectus subject to completion included in the Registration Statement (as defined below) on the date that the Registration Statement becomes effective (the "Effective Date") that omits Rule 430A Information (as defined below)). "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) below, including all exhibits, as amended at the Representation Date (as defined in Section 1(a) hereof) (or, if not effective at the Representation Date, in the form in which it shall become effective), all financial statements and documents incorporated or deemed to be

----------
(1) Plus an option to purchase from the Company up to 300,000 Additional Shares to cover over-allotments.



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incorporated by reference therein and, if any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 2 hereof), shall also mean such registration statement as so amended. The term "Registration Statement" shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below) or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Exchange Act Rules and Regulations"). "Prospectus" shall mean the prospectus first filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), the prospectus included in the Registration Statement. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. "Rule 158," "Rule 424," "Rule 434" and "Rule 430A" refer to such rules under the Act (the rules and regulations under the Act, the "Act Regulations"), "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. For purposes of the representations and warranties contained herein, to the extent reference is made to the Prospectus and at the relevant time the Prospectus is not yet in existence, such reference shall be deemed to be to the most recent Preliminary Prospectus. For purposes of this Agreement, all references to the Registration Statement, Prospectus or Preliminary Prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system ("EDGAR").

         1.       Representations and Warranties.

                  (a) The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof (such date being referred to as the "Representation Date"), as follows:

                           (i) The Company has satisfied the conditions for use
of Form S-3 under the Act , as set forth in the general instructions thereto, and has filed with the Commission a registration statement (Registration No. 333-58838) on such form, including a prospectus subject to completion, for the registration under the Act of the offering and sale of the Shares. The Company may have filed one or more amendments thereto, including the related prospectus subject to completion, each of which has previously been furnished to the Representatives. After the execution of this Agreement, the Company will file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including a form of prospectus), a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement, or (B) after



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effectiveness of such registration statement, a prospectus in the form most recently included in an amendment to such registration statement (or, if no amendment shall have been filed, in such registration statement) in accordance with Rules 430A and 424(b) of the Act Regulations and as have been provided to and approved by the Representatives prior to execution of this Agreement. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                           (ii) Neither the Commission nor any "blue sky" or
securities authority of any jurisdiction in which the Shares have been offered has issued any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto. When any Preliminary Prospectus was filed with the Commission it (A) complied in all material respects with the applicable requirements of the Act and the Act Regulations and (B) did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. On the Effective Date, the Representation Date and each Closing Date, the Registration Statement did and will, and when the Prospectus that is first filed (if required) in accordance with Rule 424(b) and on the Representation Date and each Closing Date, the Prospectus will, comply in all material respects with the applicable requirements of the Act and the Act Regulations; on the Effective Date, the Representation Date and each Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date, the Representation Date and each Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Shares will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T under the Act. Notwithstanding anything to the contrary in this Agreement, the Company makes no representations or warranties as to the information provided in writing to the Company by or on behalf of the Underwriters through the Representatives expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus, and the Company agrees that the only information provided in writing by or on behalf of Underwriters to the Company expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus is that information contained in the last paragraph on the cover page of the Prospectus, the information contained in the penultimate paragraph under the caption "Underwriting" in the Prospectus, the information regarding potential stabilization activities of the Underwriters contained in the last paragraph of the section under the caption "Underwriting", the table of Underwriters set forth under the caption "Underwriting" in the Prospectus and the amounts of the selling concession and reallowance set forth under the caption "Underwriting" in the Prospectus.

                           (iii) The documents filed with the Commission by the
Company pursuant to the requirements of the Exchange Act and the Exchange Act Rules and Regulations



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since the Company's initial public offering of Common Stock (the "IPO") when they were filed with the Commission complied in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the IPO, the Company has timely filed all documents with the Commission which were required to be filed under the Exchange Act and the Exchange Act Rules and Regulations on or prior to the date hereof.

                           (iv) The Company is a corporation duly incorporated,
validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned, leased or managed) or the conduct of its business required such qualification, except where the failure so to qualify would not have an adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company or any of the Subsidiaries (as hereinafter defined) that is or would be, material to the Company and the Subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect").

                           (v) The only subsidiaries (as defined in the Act
Regulations) of the Company are the subsidiaries listed on Schedule 1(a)(v) to this Agreement (individually, a "Subsidiary" and collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation or other entity duly incorporated, formed or organized, validly existing and in good standing in the jurisdiction of its incorporation, formation or organization with all requisite corporate or other entity power and authority to own, lease, manage and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties (owned, leased or managed) or the conduct of its business requires such qualification, except where the failure to so qualify could not be expected to have a Material Adverse Effect.

                           (vi) Each of the Company and each Subsidiary possess
all authorizations, approvals, orders, licenses, certificates, franchises and permits of and from, and have made all declarations and filings with, all regulatory or governmental officials, bodies and tribunals ("Permits") to own, lease, manage or operate their respective properties and to conduct their respective businesses described in the Registration Statement and the Prospectus, except where failure to have obtained or made the same could not reasonably be expected to have a Material Adverse Effect, and none of the Company or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits. Except as described in the Registration Statement and Prospectus, each of the Company, each Subsidiary and each Property has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the



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rights of the holder of any such Permit and such Permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries; and the Company, each of the Subsidiaries and each of the Properties are in compliance with all laws, rules, regulations, orders and consents, the violation of which would have a Material Adverse Effect. The property and business of the Company, the Subsidiaries and the Properties conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                           (vii) All of the Company's issued and outstanding
capital stock has been duly authorized, validly issued and is fully paid and nonassessable, and the Common Stock and the capitalization of the Company conform to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. None of the issued shares of Common Stock have been issued in violation of any preemptive or other rights to subscribe for or purchase shares of capital stock of the Company. Except as set forth on Schedule 1(a)(vii), there are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any capital stock of the Company pursuant to the Company's certificate of incorporation or by-laws or any agreement or other instrument to which the Company is a party. All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act, and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                           (viii) Except as set forth on Schedule 1(a)(viii),
all the outstanding shares of capital stock or other equity interests of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock and other equity interests of such Subsidiaries are owned of record and beneficially by the Company, either directly or through one of the other Subsidiaries, free and clear of any security interests, liens, encumbrances, equities or other claims. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in any Subsidiary.

                           (ix) Except as set forth on Schedule 1(a)(ix), each
of the Company and each Subsidiary has good and marketable title to, and is possessed of, each property, right, interest or estate constituting the properties and assets described in the Registration Statement and the Prospectus as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement and the Prospectus or such as are not burdensome and do not interfere with the use or proposed use of the property or the conduct of the business of the Company or any Subsidiary in a manner that is or would be material to the business of the Company and the Subsidiaries taken as a whole. Each of the Company and each Subsidiary has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the Prospectus as leased by it and no event has



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occurred which, with the passage of time or the giving of notice or both, would cause a material breach of, or default under any such lease.

                           (x) Except as set forth on Schedule 1(a)(x), no
Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution to such Subsidiary's capital stock or other equity interests to the Company or a Subsidiary, as the case may be, from repaying to the Company or a Subsidiary any loans or advances to such Subsidiary from the Company or a Subsidiary or from transferring any of such Subsidiary's property or assets to the Company or any Subsidiary, except as described in the Registration Statement and the Prospectus.

                           (xi) The Company has all requisite power, authority,
authorizations, approvals, orders, licenses, certificates and permits to enter into this Agreement and to carry out the provisions and conditions hereof and thereof, including, but not limited to, the issuance and delivery of the Shares to the Underwriters as provided herein. This Agreement has been duly and validly authorized by the Company and duly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company, enforceable against it in accordance with their terms except to the extent rights to indemnity hereunder may be limited by Federal or state securities laws or public policy underlying such laws and except to the extent the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by equitable principles.

                           (xii) The Company and each Subsidiary owns, or
possesses adequate rights to use, all patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information or procedures) and other rights necessary for the conduct of its business as described in the Registration Statement and the Prospectus, and none of the Company or any of the Subsidiaries has received a notice, or knows of any basis, of any conflict with the asserted rights of others in any such respect that could reasonably be expected to have a Material Adverse Effect.

                           (xiii) The Shares to be issued and sold by the
Company have been duly and validly authorized for issuance by the Company and the Company has the corporate power and authority to issue, sell and deliver the Shares; and when the Shares are issued and delivered against payment therefor as provided by this Agreement, the Shares will have been validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. All corporate action required to be taken by the stockholders or the Board of Directors of the Company for the authorization, issuance and sale of the Shares has been duly and validly taken.

                           (xiv) Each of PricewaterhouseCoopers LLP and Tanner +
Co., whose reports are incorporated by reference in the Registration Statement, are independent certified public accountants with respect to the Company and the Subsidiaries, under the meaning of and as required by the Act and the Act Regulations.



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                           (xv) The consolidated financial statements and
related schedules and notes included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and the Subsidiaries, on the basis stated in the Registration Statement, as of the respective dates thereof and the results of operations and cash flows of the Company and the Subsidiaries, for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement and the Prospectus. The selected consolidated financial information included under the caption "Selected Consolidated Financial Data" in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited consolidated financial statements of the Company included therein. The pro forma financial statements and other pro forma financial information included in the Registration Statement and the Prospectus have been prepared in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X promulgated by the Commission and present fairly, in all material respects, the information shown therein; the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information and included or incorporated by reference in the Registration Statement and Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Company and its Subsidiaries are required by the Act or the Act Regulations to be included or incorporated by reference in the Registration Statement or Prospectus.

                           (xvi) The Company and each Subsidiary maintains a
system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                           (xvii) The Company and each Subsidiary maintains
insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged. None of the Company or any Subsidiary has been refused any insurance coverage sought or applied for; and none of the Company or any Subsidiary has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers, as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect. All such insurance is outstanding and duly in force on the date hereof.

                           (xviii) Except as set forth in the Registration
Statement and the Prospectus, the Company, the Subsidiaries and the Properties are in compliance with all Federal, state, local or foreign laws or regulations relating to pollution or protection of human health or the environment ("Environmental Laws"), except where the failure to be in compliance would



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not have a Material Adverse Effect. Except as set forth in the Registration
Statement and the Prospectus, none of the Company or any of the Subsidiaries has authorized, conducted or has knowledge of the generation, transportation, storage, use, treatment, disposal or release of any hazardous substance, hazardous waste, hazardous material, hazardous constituent, toxic substance, pollutant, contaminant, petroleum product, natural gas, liquefied gas or synthetic gas, defined or regulated under any Environmental Law on, in or under any Property in violation of any applicable law, except for any violation which would not have a Material Adverse Effect; there is no pending or, to the Company's knowledge, threatened claim, action, litigation or any administrative agency proceeding involving the Company or any of the Subsidiaries or their respective properties, nor has the Company, any of the Subsidiaries or any of the Properties received any written notice, or any oral notice to any executive officer of the Company or any other employee responsible for receipt of any such notice, from any governmental entity or third party, that (A) alleges a violation of any Environmental Laws by the Company, any of the Subsidiaries or any of the Properties or any person or entity whose liability for a violation of an Environmental Law the Company or any Subsidiary has retained or assumed either contractually or by operation of law, which liability or violation could reasonably be expected to have a Material Adverse Effect; (B) alleges the Company, any of the Subsidiaries or any of the Properties is a liable party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., or any state superfund law; (C) alleges possible contamination of the environment by the Company, any of the Subsidiaries or any of the Properties; or (D) alleges possible contamination of any of the Properties.

                           (xix) Neither the Company nor any of the Subsidiaries
is in violation of its respective charter or by-laws or other organizational documents. Neither the Company nor any Subsidiary is, nor with the passage of time or the giving of notice or both would be, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of the Subsidiaries which could reasonably be expected to have a Material Adverse Effect, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness or in any agreement, contract, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, the effect of which violation or default in performance or observance could reasonably be expected to have a Material Adverse Effect.

                           (xx) There is no action, suit or proceeding before or
by any court, arbitrator or governmental agency or body pending or, to the Company's knowledge, threatened, against the Company or any of the Subsidiaries, or to which any of their respective properties is subject, (A) that are required to be described in the Registration Statement or the Prospectus but are not described as required or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There is no agreement, contract, indenture, lease or other document or instrument that is required to be described in the Registration Statement or the



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Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed or incorporated by reference as required. All such agreements to which the Company or any of its Subsidiaries is a party have been duly authorized, executed and delivered by the Company or a Subsidiary, constitute valid and binding agreements of the Company or a Subsidiary, and are enforceable against the Company or a Subsidiary in accordance with the terms thereof.

                           (xxi) Subsequent to the respective dates as of which
information is given or incorporated by reference in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) none of the Company or any of the Subsidiaries (1) has issued or granted any securities or interests other than in connection with the exercise of any outstanding options or warrants, (2) incurred any liability or obligation, direct or contingent, other than liabilities and contingencies which were incurred in the ordinary course of business, (3) entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries taken as a whole,
(4) entered into any transaction with an affiliate of the Company (as the term "affiliate" is defined in Rule 405 promulgated by the Commission pursuant to the
Act), which would otherwise be required to be disclosed in the Registration Statement and the Prospectus, or (5) declared or paid any dividend on its capital stock or made any other distribution to its equity holders, (B) there has not been any material change in the capital stock or other equity interests, or material increase in the short-term debt or long-term debt, of the Company or any of the Subsidiaries and (C) there has been no change or development with respect to the condition (financial or otherwise), business, properties, prospects, net worth or results of operations of the Company or any of the Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

                           (xxii) Neither the execution, delivery or performance
of this Agreement, the offer, issuance, sale or delivery of the Shares, nor the consummation of the other transactions contemplated hereby and thereby (A) requires the consent, approval, authorization or order of any court or governmental agency or body applicable to the Company or any Subsidiary, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and such other approvals as have been obtained, (B) will conflict with, result in a breach or violation of, or constitute a default under the terms of any agreement, contract, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, (C) will conflict with or violate any provision of the charter, by-laws or other organizational documents of the Company or any Subsidiary; or (D) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries or an acceleration of indebtedness pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject, or (E) will conflict with or violate any law, statute or regulation, or any judgment, order, consent or memorandum of understanding applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries or their respective



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properties except in the cases of clauses (B) and (E) above, where such conflict, violation or breach could not reasonably be expected to have a Material Adverse Effect.

                           (xxiii) The Company has not distributed and, prior to
the later to occur of (A) the Closing Date or (B) completion of the distribution of the Shares, will not distribute without the prior written consent of Jefferies & Company, Inc. ("Jefferies") any offering material in connection with the offering and sale of the Shares other than the Registration Statement, any Preliminary Prospectus, the Prospectus or other materials, if any, permitted by the Act and the Act Regulations.

                           (xxiv) None of the Company or any Subsidiary nor to
the Company's knowledge, any officer, director, employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary, or received or retained any funds, in material violation of any law, rule or regulation, or which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

                           (xxv) Neither the Company nor any of the Subsidiaries
is involved in any labor dispute and, to the knowledge of the Company, no such dispute is threatened.

                           (xxvi) The Company (including all predecessors of the
Company) and each of the Subsidiaries have filed (or have obtained extensions thereto) all Federal, state and local tax returns that are required to be filed (other than returns with respect to which failure to so file could not be expected to have a Material Adverse Effect), which returns are complete and correct in all material respects and have paid all taxes shown on such returns and all assessments received by them with respect thereto to the extent that the same have become due, except those taxes that are being contested or protested in good faith by the Company or its Subsidiaries and as to which any reserves required under generally accepted accounting principles have been established; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any Subsidiary which could not be expected to have a Material Adverse Effect.

                           (xxvii) Except for the shares of capital stock or
other equity interests of each of the Subsidiaries, neither the Company nor any of the Subsidiaries owns any share of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than as reflected in the consolidated financial statements included or incorporated by reference in the Registration Statement and the Prospectus.

                           (xxviii) Except as set forth on Schedule
1(a)(xxviii), no holder of any security of the Company has the right (other than a right which has been waived in writing or complied with) to have any security owned by such holder included in the Registration Statement and, except as described in the Registration Statement and the Prospectus, no holder of any security of the Company has the right to demand registration of any security owned by such holder during the period ending 12 months after the date of the Prospectus.

                           (xxix) Neither the Company nor any Subsidiary or
their respective officers, directors, employees or agents have taken or will take, directly or indirectly, (A) any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay any person any compensation for soliciting another to purchase any securities of the Company.

                           (xxx) As of the date of the Prospectus, neither the
Company nor any of the Subsidiaries is currently planning any probable acquisitions for which disclosure of pro forma financial information would be required by the Act.

                           (xxxi) The Common Stock currently outstanding is duly
authorized for trading on the Nasdaq National Market and, prior to the Closing Date, the Shares will be duly authorized for trading on the Nasdaq National Market.

                           (xxxii) Neither the Company nor any Subsidiary is an
"investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder, and is not subject to registration under such act.

                           (xxxiii) Except as set forth on Schedule
1(a)(xxxiii), to the Company's knowledge, no officer, director or beneficial owner of 5% or more of the Common Stock of the Company has any affiliation or association with the National Association of Securities Dealers, Inc. (the "NASD") or any member thereof.

                           (xxxiv) There are no contracts or other documents
which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Act Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act Regulations.

                           (xxxv) No relationship, direct or indirect, exists
between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

                           (xxxvi) The Company is in compliance in all material
respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                           (xxxvii) There are no claims, payments, issuances,
arrangements or understandings, whether oral or written, for services in the nature of a finder's, consulting or origination fee with respect to the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any Subsidiary, or any of their respective officers, directors, stockholders, partners, employees or affiliates that may affect the Underwriter's compensation, as determined by the NASD, other than as described in the Prospectus.

                           (xxxviii) The documents incorporated or deemed to be
incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date and any subsequent Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (xxxix) The Company has filed all reports required to
be filed pursuant to the Act and the Exchange Act.

                  (b) Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

         2.       Sale and Delivery to the Underwriters; Closing.

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $____ per share (the "Purchase Price"), the number of Firm Shares set forth opposite such Underwriter's name in
Schedule I hereto.

                  (b) The Company grants to the Underwriters an option to purchase all or any part of the Additional Shares at the Purchase Price. Additional Shares shall be purchased from the Company, for the accounts of the Underwriters in proportion to the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter. Such option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time and from time to time within 30 days after the date of this Agreement, in each case upon written or facsimile notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as hereinafter defined) or at least two business days before the Additional Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Additional Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                  (c) Payment of the purchase price for, and delivery of, the Firm Shares to be purchased by the Underwriters shall be made at the offices of Jefferies & Company, 11100 Santa Monica Boulevard, Attention; Syndicate Operations, Los Angeles, CA 90025, or at such other place as shall be agreed upon by the Representatives and the Company at 10:00 A.M. on the third (fourth, if the pricing occurred after 4:30 p.m. on any given day) business day after the date of this Agreement, or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Firm Shares Closing Date"). Payment shall be made to the Company by wire transfer and payable in immediately available funds, to the order of the Company against delivery to the Underwriters of the Firm Shares.

                  (d) Payment of the purchase price for, and delivery of, the Additional Shares to be purchased by the Underwriters shall be made at the office as set forth above or at such other place as shall be agreed upon by the Representatives and the Company at the time and on the date (which may be the same as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 2(b) hereof (such time and date of delivery and payment are called the "Additional Shares Closing Date"). The Firm Shares Closing Date and the Additional Shares Closing Date are called, individually, a "Closing Date" and together, the "Closing Dates." Payment shall be made to the Company by wire transfer and payable in immediately available funds to the order of the Company.

                  (e) The Shares shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Firm Shares Closing Date or, in the case of the Additional Shares, on the day of notice of exercise of the option as described in Section 2(b) hereof. The Shares will be made available for examination and packaging by the Underwriters not later than 1:00 P.M. on the last business day prior to the Firm Shares Closing Date (or the Additional Shares Closing Date in the case of the Additional Shares) at such place as is designated by the Representatives. If the Representatives so elect, delivery of the Shares may be made by credit through full FAST transfer to the accounts of The Depository Trust Company designated by the Representatives.

         3.       Covenants.

                  (a) The Company covenants with each Underwriter as follows:

                           (i) The Company will use its best efforts to cause
the Registration Statement, if not effective at the Representation Date, and any amendment thereto, to become effective, as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or amendment or supplement to the Prospectus or any document incorporated by reference in the Prospectus to which the Representatives shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. Subject to the foregoing sentences in this clause 3(a)(i), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus , properly completed, or such supplement thereto, to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective, (B) when the Prospectus , and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of or supplement to the Registration Statement or any Prospectus or for any additional information, (E) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (G) when any document shall have been filed by the Company under the Act or the Exchange Act or under the rules and regulations promulgated thereunder. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

                           (ii) If, at any time when a prospectus relating to
the Shares is required to be delivered under the Act or the Act Regulations, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, at the Company's expense, subject to the second sentence of Section 3(a)(i) hereof, an amendment, supplement or document incorporated by reference which will correct such statement or omission or effect such compliance. Neither your consent to, nor your delivery of, any such amendment, supplement or document incorporated by reference shall constitute a waiver of any of the conditions set forth in
Section 5.

                           (iii) If at any time within the nine-month period
referred to in Section 10(a)(3) of the Act during which a prospectus relating to the Shares is required to be delivered under the Act any event occurs, as a result of which the Prospectus, including any amendments or supplements and any documents incorporated by reference in the Prospectus, would include an untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if it is necessary at any time to amend the Prospectus, including any amendments or supplements and any documents incorporated by reference in the Prospectus, to comply with the Act or the Act Regulations, the Company will promptly advise the Underwriters thereof and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and will use its best efforts to cause the same to become effective as soon as possible; and, in case any Underwriter is required to deliver a prospectus after such nine-month period, the Company upon request, but at the expense of such Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(8) of the Act.

                           (iv) During such period as a prospectus is required
by law to be delivered in connection with sales by an Underwriter or dealer, the Company, at its expense, but only for the nine-month period referred to in
Section 10(a)(3) of the Act, will furnish to each Underwriter or mail to its order copies of the Registration Statement, the Prospectus, the Preliminary Prospectus and all amendments end supplements to any such documents in each case as soon as available and in such quantities as such Underwriter may request, for the purposes contemplated by the Act.

                           (v) The Company consents to the use of the Prospectus
in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by any Underwriter or dealer. The Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Shares in accordance with the provisions hereof and the Prospectus.

                           (vi) As soon as practicable, the Company will make
generally available to its security holders and to the Underwriters a consolidated earnings statement or statements of the Company and the Subsidiaries covering a twelve-month period beginning with the first full calendar quarter following the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                           (vii) The Company will, without charge, furnish (A)
to the Representatives, three copies of the Registration Statement (including exhibits thereto and upon request, all documents incorporated by reference therein), (B) to each Underwriter, a conformed copy of such Registration Statement (without exhibits thereto) and (C) so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of the Prospectus and all amendments and supplements thereto as the Representatives may reasonably request. The copies of the Registration Statement, and each amendment thereto, and the copies of the Prospectus, and any amendments or supplements thereto, furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                           (viii) During the period of five years hereafter the
Company will furnish to the Representatives as soon, as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and
(ii) from time to time, such other information concerning the Company as the Representatives may reasonably request, provided that prior to the Company's furnishing any such other information that is nonpublic you shall enter into such agreement respecting the confidentiality thereof as the Company may reasonably request.

                           (ix) The Company will apply the net proceeds from the
offering and sale of the Shares to be sold by the Company in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus.

                           (x) The Company will cooperate with the Underwriters
and their counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Shares for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or general service of process in any jurisdiction where it is not now so subject.

                           (xi) The Company will not, and will not permit any
Subsidiary to, at any time, directly or indirectly (A) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, or (B) (1) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (2) pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

                           (xii) The Company will comply with all the provisions
of any undertakings contained in the Registration Statement.

                           (xiii) The Company will not, directly or indirectly,
for a period of 180 days following the date of the Prospectus, without the prior written consent of Jefferies, offer, sell, contract to sell, or grant any option to purchase or otherwise dispose of, any shares of Common Stock (other than the Shares and shares issued pursuant to employee benefit plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights) or any securities convertible into, or exchangeable for, shares of Common Stock, or register for sale under the Act any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock.

                           (xiv) The Company shall cause the Shares to be quoted
on the Nasdaq National Market and shall use its best efforts to maintain such trading while the Shares are outstanding.

         4.       Payment of Expenses.


                  (a) The Company shall regardless of whether the Offering is consummated, be responsible for and shall pay all expenses incurred in connection with the proposed Offering, including without limitation any experts retained by the Company, the costs of preparing, printing and filing with the Commission the registration statement and amendments, post-effective amendments and supplements thereto and any document incorporated by reference therein; preparing, printing and delivering copies of the preliminary, final and supplemental prospectuses and exhibits thereto; NASD filing fees; all fees and expenses in connection with quotation of the Shares on the Nasdaq National Market; postage and mailing expenses with respect to the transmission of prospectuses; printing and delivering all underwriting and selling documents, including but not limited to the Underwriting Agreement, Agreement Among Underwriters, Selling Agreement, Underwriter's Questionnaire and Power of Attorney, the Blue Sky Memoranda and any other documents in connection with the Offering, purchase, sale, and delivery of the Shares and share certificates; the tombstone in such newspapers as Jefferies may reasonably request; four bound closing volumes; all filing and other fees and expenses related to blue sky matters and the securing of approval by the NASD of the terms of the sale of the Shares, including without limitation reasonable Underwriters' counsel fees and expenses related thereto, and fees and disbursements of the transfer agent. It is agreed that counsel to the Underwriters will be blue-sky counsel and that the Company will pay such counsel at the closing. The Company will also be responsible for advancing all filing fees related to blue sky. Except for blue sky and NASD related fees and expenses and subject to the provisions of the last sentence of this section, the underwriters will bear the fees and expenses of their counsel.

                  (b) Unless otherwise specifically stated in Section 6(b), no fee paid or payable to Jefferies or any of its affiliates shall be credited against any other fee paid or payable to Jefferies or any of its affiliates.

         5.       Conditions of the Underwriters' Obligation.

                  The several obligations of the Underwriters to purchase the Shares hereunder are subject to the continued accuracy of the representations and warranties of the Company herein contained as of the date hereof and on each Closing Date, to the accuracy of the statements of the Company made in any certificate or certificates pursuant to the provisions hereof as of the date hereof and on each Closing Date and to the performance by the Company of its obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or at such later time and date as may be approved by the Representatives and the Company and shall remain effective at each Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect or proceedings therefor initiated or threatened by the Commission or the authorities of any such jurisdiction. If the Company has elected to rely upon Rule 430A, the price of the Shares and any price-related or other information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Firm Shares Closing Date, the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirement of Rule 430A.

                  (b) Since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the business (including, without limitation, a change in management or control of the Company), properties, prospects, condition (financial or other), net worth or results of operations of the Company or the Subsidiaries, taken as a whole, which, in the good faith judgment of the Representatives, materially affects the market for the Shares or
(ii) any material loss or interference with the business or properties of the Company or any of the Subsidiaries from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the good faith judgment of the Representatives any such development makes it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares.

                  (c) Since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator, in which litigation or proceeding an unfavorable ruling, decision or finding would result in a Material Adverse Change.

                  (d) Each of the representations and warranties of the Company contained herein shall be true and correct in all material respects at each Closing Date, as if made at such Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to each Closing Date, shall have been duly performed, fulfilled or complied with.

                  (e) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (f) Winston & Strawn, counsel for the Company, shall have furnished to the Underwriters their opinion, satisfactory in form and substance to counsel for the Underwriters, dated the Firm Shares Closing Date (and, if applicable, the Additional Shares Closing Date), to the effect set forth on Exhibit A.

                  (g) Latham & Watkins, counsel for the Underwriters, shall have furnished to the Underwriters an opinion with respect to such matters as may be reasonably requested by the Underwriters, dated the Firm Shares Closing Date (and, if applicable, the Additional Shares Closing Date).

                  (h) The following conditions contained in clauses (A) through
(C) of this Section 5(h) shall have been satisfied on and as of each Closing Date and the Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Firm Shares Closing Date (and, if applicable, the Additional Shares Closing Date), to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus and this Agreement and that:

                           (A) the representations and warranties of the Company
in this Agreement are true and correct on and as of the Firm Shares Closing Date (and, if applicable, on and as of the Additional Shares Closing Date), with the same effect as if made on the Firm Shares Closing Date (and, if applicable, on the Additional Shares Closing Date); the Registration Statement, as amended as of the Firm Shares Closing Date (and, if applicable, as of the Additional Shares Closing Date), does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Shares Closing Date (and, if applicable, as of the Additional Shares Closing Date), does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Firm Shares Closing Date (and, if applicable, at or prior to the Additional Shares Closing Date);

                           (B) no stop order suspending the effectiveness of the
Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, threatened; and

                           (C) since the date of the most recent financial
statements included or incorporated by reference in the Prospectus, there has been no change or development involving a prospective change, with respect to the business, properties, prospects, financial condition or results of operations of the Company or the Subsidiaries, taken as a whole, that could reasonably be expected to have a Material Adverse Effect.

                  (i) At the Effective Date, the Representation Date and at each Closing Date, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and finding of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letter" to underwriters in connection with registered public offerings.

                  (j) At the Effective Date, the Representation Date and at each Closing Date, the Representatives shall have received from Tanner + Co. a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and finding of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letter" to underwriters in connection with registered public offerings.

                  (k) The Nasdaq National Market shall have approved the Shares for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

                  (l) At each Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

         6.       Indemnification and Contribution.

                  (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, to the fullest extent lawful from and against any losses, expenses, claims, damages or liabilities (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), which, jointly or severally, any of them may become subject under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such losses, expenses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in the Registration Statement, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement made in Section 1(a) of this Agreement by the Company; provided, however, that the Company will not be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the written information furnished to the Company by the Representatives on behalf of any Underwriter expressly for use in the Registration or the Prospectus; and provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any such Underwriter the directors, officers, employees or agents of such Underwriter or any person controlling such Underwriter and the Company shall not be liable to any such Underwriter, the directors, officers, employees or agents of such Underwriter or any persons controlling such Underwriter, from whom the person asserting any such losses, expenses, claims, damages or liabilities purchased the Shares concerned, to the extent that any such loss, expense, claim, damage or liability results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, within the time required by the Act (if required thereby), and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such Underwriter on a timely basis in order to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer who signs the Registration Statement, to the same extent as the foregoing indemnities from the Company to each Underwriter, the directors, officers, employees, and agents of such Underwriter and any person controlling such Underwriter, but only insofar as such loss, expense, claim, damage or liability arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance or in conformity with information relating to such Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter, expressly for use in the Registration Statement or the Prospectus. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company agrees that the statements set forth in the last paragraph of the cover page of the

Prospectus, the information contained in the penultimate paragraph under the caption "Underwriting" in the Prospectus, the information regarding potential stabilization activities of Underwriters contained in the last paragraph of the section under the caption "Underwriting", the table of Underwriters set forth under the caption "Underwriting" in the Prospectus and the amounts of the selling concession and reallowance set forth under the caption "Underwriting" in the Prospectus constitute the only information provided in writing by the Representatives on behalf of any Underwriter expressly for use in the Registration Statement or the Prospectus.

                  (c) If any action is brought against an indemnified party under this Section 6, the indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (provided that the failure to give such notice shall not relieve the indemnifying party of any liability which it may have pursuant to this Agreement, unless and to the extent the indemnifying party did not otherwise learn of such action and such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The indemnified party or parties shall have the right to employ separate counsel (including local counsel) in any such case and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable time after notice of the institution of such action, (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties, in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder). Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsections (a) or (b) of this Section 6 or is insufficient to hold harmless a party indemnified thereunder, in respect of any losses, expenses, claims, damages or liabilities referred to therein, then each applicable indemnifying party shall contribute to the amount paid in settlement of any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, expenses, claims, damages and liabilities suffered by the Company, any contribution received by the Company from persons other than the Underwriters who may also be liable for contribution, including persons who control the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, to which the Company and one or more of the Underwriters may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Underwriters on the other hand, from the offering of the Shares or, if, but only if, such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand, and the Underwriters on the other hand, in connection with the statements or alleged statements or omissions or alleged omissions which resulted in such losses, expenses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Underwriters on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand, and the Underwriters on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, claims and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by it by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 6(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         7. Survival. The respective indemnity and contribution agreements contained in Section 6 hereof and the covenants, warranties and other representations of the Company contained in this Agreement or contained in certificates of officers of the Company or submitted pursuant hereto, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, or any of their respective officers, employees, directors, stockholders or person who controls the Underwriters within the meaning of
Section 15 of the Act, or by or on behalf of the Company or any of its directors, officers, employees or any person who controls the Company within the meaning of Section 15 of the Act, and shall survive delivery of and payment for the Shares.

         8. Default by an Underwriter. If one or more of the Underwriters shall fail or refuse on the Firm Shares Closing Date or the Additional Shares Closing Date to purchase and pay for any of the Shares agreed to be purchased by such Underwriter or Underwriters hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as the Representatives may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 8 by an amount in excess of one-tenth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Firm Shares Closing Date or on the Additional Shares Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters in the event of a default by an Underwriter and arrangements satisfactory to the Representatives and the Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Firm Shares Closing Date or the Additional Shares Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

         9. Termination of Agreement.

                  (a) The Representatives may terminate this Agreement, by written notice to the Company prior to the Firm Shares Closing Date (or, if applicable, the Additional Shares Closing Date) (i) if there shall occur any default or breach by the Company hereunder or the failure to satisfy any of the conditions contained in Section 5 hereof or (ii) if, since the date of this Agreement and prior to the Firm Shares Closing Date (or, if applicable, the Additional Shares Closing Date), (A) there has occurred any material adverse change in, the financial markets of the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial securities markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus, or (B) trading in any of the securities of the Company has been suspended by the Commission, or trading generally on the New York Stock Exchange or the Nasdaq National Market has been suspended (other than by limitation on hours or number of days of trading), or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by the New York Stock Exchange or the Nasdaq National Market or by order of the Commission or any other governmental authority or (C) a banking moratorium has been declared by any of the Federal or New York authorities.

                  (b) If this Agreement is terminated pursuant to this Section 9 or any other provision of this Agreement, such termination shall be without liability of any party to any other party except as provided in Sections 4 and 6.

         10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters, c/o Jefferies & Company, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90025, attention of Jerry Gluck, with a copy to Latham & Watkins, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, attention of Cary Hyden, Esq.; notices to the Company shall be directed to 10801 Nesbitt Avenue South, Bloomington, MN 55437, attention of John Murray, with a copy to Winston & Strawn, 35 W. Wacker Drive, Chicago, IL 60601, attention of Gregory J. Bynan, Esq.

         11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriters, the Company and their respective successors and legal representatives and the controlling persons and officers, employees, directors and stockholders referred to in Sections 6 and 7 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors and legal representatives, and said controlling persons, stockholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

         12. Construction; Choice of Law. This Agreement incorporates the entire understanding of the parties and supersedes all previous agreements relating to the subject matter thereof should they exist. This Agreement and any issue arising out of or relating to the parties' relationship hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

         13. Jurisdiction and Venue. Each party hereto consents specifically to the exclusive jurisdiction of the federal courts of the United States sitting in the Southern District of New York, or if such federal court declines to exercise jurisdiction over any action filed pursuant to this Agreement, the courts of the State of New York in the County of New York, and any court to which an appeal may be taken in connection with any action filed pursuant to this Agreement, for purposes of all legal proceedings arising out of or relating to this Agreement. In connection with the foregoing consent, each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the court's exercise of personal jurisdiction over each party to this Agreement or the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party further irrevocably waives its right to a trial by jury an consents that service of process may be effected in any manner permitted under the laws of the State of New York.

         14. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.


                  [Remainder of page intentionally left blank]

                                    * * * * *

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                       Very truly yours,

                                       PLATO LEARNING, INC.


                                       By:
                                           -------------------------------------
                                           John Murray
                                           President and Chief Operating Officer



CONFIRMED AND ACCEPTED,
as of the date first above written:

JEFFERIES & COMPANY, INC.
[OTHER REPRESENTATIVES]

By: Jefferies & Company, Inc.


      By:
          -------------------------------------
          Name:
          Title:

For themselves and as Representatives of the other Underwriters named in this Agreement

                                   SCHEDULE I

                                                                                       Number of Firm Shares
                                     Underwriter                                          To Be Purchased
                                     -----------                                       ----------------------
Jefferies & Company, Inc...........................................................
ThinkEquity Partners...............................................................
WR Hambrecht


                  Total............................................................
                                                                                       ----------------------

                                                                                       ======================

                                SCHEDULE 1(a)(v)

                               SCHEDULE 1(a)(vii)

                               SCHEDULE 1(a)(viii)

                                SCHEDULE 1(a)(ix)

                                SCHEDULE 1(a)(x)

                              SCHEDULE 1(a)(xxviii)

                              SCHEDULE 1(a)(xxxiii)